                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Milton N. Allen
                                    --------------------------------------------
                                    Milton N. Allen
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ B. Charles Ames
                                    --------------------------------------------
                                    B. Charles Ames
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ James E. Bennett III
                                    --------------------------------------------
                                    James E. Bennett III
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Charles A. Davis
                                    --------------------------------------------
                                    Charles A. Davis
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 27, 2001              /s/ Stephen R. Hardis
                                    --------------------------------------------
                                    Stephen R. Hardis
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Janet Hill
                                    --------------------------------------------
                                    Janet Hill
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Jeffrey D. Kelly
                                    --------------------------------------------
                                    Jeffrey D. Kelly
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Philip A. Laskawy
                                    --------------------------------------------
                                    Philip A. Laskawy
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Peter B. Lewis
                                    --------------------------------------------
                                    Peter B. Lewis
                                    Chairman and Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 23, 2001              /s/ Norman S. Matthews
                                    --------------------------------------------
                                    Norman S. Matthews
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Glenn M. Renwick
                                    ------------------------------------------
                                    Glenn M. Renwick
                                    President, Chief Executive Officer and
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 23, 2001              /s/ Donald B. Shackelford
                                    --------------------------------------------
                                    Donald B. Shackelford
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Jeffrey W. Basch
                                    --------------------------------------------
                                    Jeffrey W. Basch
                                    Chief Accounting Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ W. Thomas Forrester
                                    --------------------------------------------
                                    W. Thomas Forrester
                                    Chief Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Charles
E. Jarrett, Stephen D. Peterson and Dane A. Shrallow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, up to $500 million aggregate principal amount of notes, debentures or other debt securities of the Company containing such terms and provisions as the Board of Directors of the Company, or the Investment and Capital Committee thereof, may specify, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities and on the date set forth below.



Date: October 24, 2001              /s/ Stephen D. Peterson
                                    --------------------------------------------
                                    Stephen D. Peterson
                                    Treasurer